UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 14, 2008

Echo Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of Incorporation)	000-23017 (Commission File Number)	41-1649949 (I.R.S. Employer Identification No.)

10 Forge Parkway Franklin, Massachusetts (Address of principal executive offices)	02038 (Zip Code)
Registrant’s telephone number, including area code: (508) 553-8850
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On May 14, 2008, the Registrant and Imperium Master Fund, Ltd. (“Imperium”) entered into an Amendment No. 1 (the “Amendment”) to the Registration Rights Agreement, dated as of March 24, 2008, by and between the Registrant and Imperium (the “Registration Rights Agreement”). The Amendment provides that the Registrant is no longer obligated to file a registration statement within 60 days of March 24, 2008, nor is the Registrant obligated to cause any registration statement to go effective within 180 days of March 24, 2008. Furthermore, the Amendment provides that the Registrant will not incur any penalties upon the failure to file such registration statement.
     The Amendment also provides the holder of the warrants issued by the Registrant to Imperium on March 24, 2008 (the “Imperium Warrants”) with a piggyback registration right such that the Registrant is obligated to include the shares of common stock underlying the Imperium Warrants in any registration statement that it files relating to an offering for the account of others under the Securities Act of 1933, as amended (subject to customary exceptions).
     The Registration Rights Agreement had originally provided that the Registrant would file a registration statement with the Securities and Exchange Commission covering the resale of shares of common stock of the Registrant issuable upon exercise of the Imperium Warrants within 60 days from the date of issuance. The Registrant also agreed to use its best efforts to cause the registration statement to become effective under the Securities Act no later than 180 days after the issuance of the Imperium Warrants. A failure to file the registration statement, or to have the registration statement declared effective, within the applicable time period would have resulted in the incurrence of penalties payable to the holders of the Imperium Warrants.
     The terms of the Imperium Warrants and the Registration Rights Agreement are further described in the Registrant’s current report on Form 8-K dated March 24, 2008. The foregoing descriptions of the Amendment and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the agreements, which are included as Exhibit 10.1 to this current report on Form 8-K and as Exhibit 10.6 to the Registrant’s current report on Form 8-K, dated as of March 24, 2008, respectively, and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to Registration Rights Agreement, dated as of May 14, 2008, by and between the Registrant and Imperium Master Fund, Ltd.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO THERAPEUTICS, INC.
Dated: May 15, 2008
	By:	/s/ Harry G. Mitchell

Harry G. Mitchell
Chief Operating Officer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to Registration Rights Agreement, dated as of May 14, 2008, by and between the Registrant and Imperium Master Fund, Ltd.